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                                                                 EXHIBIT (23)(b)
                                                                 ARTHUR ANDERSEN

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into Consumers Energy Company's previously filed Registration Statement No. 333-89363.

                                                         /s/ Arthur Andersen LLP

Detroit, Michigan,
 March 27, 2000.